Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
April 21, 2025 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares Inc. Reports First Quarter Results

Expanding Net Interest Margin, Resilient Loan Portfolio and Well Capitalized

Fairfax, VA., April 21, 2025 — MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported first quarter net income of $2.5 million with a net interest margin of 3.30%, up 34 basis points from the previous quarter.  Net interest income after provision for credit losses was $16.5 million, up $3.9 million from the previous quarter and earnings per common share were $0.25 for the first quarter.  The Company continues to report strong asset quality and strong capital.

Total deposits maintained their level at $1.9 billion, with total funding costs improving by 24 basis points from the previous quarter to 3.49%. “Our net interest margin expansion was fueled primarily by an opportunity to replace higher cost deposits,” said Alex Vari, Chief Accountant for MainStreet Bank. “We worked diligently to optimize pricing on our deposit stack, while also structuring $211 million of our $578 million in noncore deposits to reprice quickly should rates adjust down.” The loan-to-deposit ratio of 96% indicates efficient utilization of deposit funds for lending.

Nonperforming loans held steady at a low level of $21.7 million during the quarter, with another $11.2 million expected to pay off at par in the second quarter based upon a successful court-approved resolution.  Chief Credit Officer Chris Johnston said, “The resolution of nonperforming loans is a testament to the team’s diligent and creative efforts to work together with borrowers to find positive outcomes in a timely manner.”

Total assets were $2.2 billion with gross loans demonstrating stability at $1.8 billion. “We remain cautiously optimistic about the DC Metropolitan market,” said Abdul Hersiburane, President of MainStreet Bank. “Our team is steadfast on serving our customers but taking conservative steps as we monitor the early days that come with a new administration.”

Banking-as-a-Service

"This quarter saw a change in direction for the Avenu technology initiative, which will not be moving forward,” according to Chairman and CEO Jeff W. Dick.  “The timeline for the expected return on invested capital extended beyond the Company’s plan, and we decided to devote our energy on the core bank.”

About MainStreet Bank: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	March 31, 2025	December 31, 2024*	September 30, 2024	June 30, 2024	March 31, 2024
ASSETS
Cash and cash equivalents
Cash and due from banks	$18,385	$21,351	$15,319	$17,112	$17,270
Interest-bearing deposits at other financial institutions	159,582	161,866	191,637	50,495	76,178
Federal funds sold	24,673	24,491	25,158	23,852	31,293
Total cash and cash equivalents	202,640	207,708	232,114	91,459	124,741
Investment securities available for sale, at fair value	55,935	55,747	58,489	57,605	58,699
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	15,657	16,078	16,016	16,036	17,251
Restricted equity securities, at amortized cost	33,611	30,623	26,745	26,797	23,924
Loans, net of allowance for credit losses of $19,460, $19,450, $18,327, $17,098, and $16,531, respectively	1,811,789	1,810,556	1,775,558	1,778,840	1,727,110
Premises and equipment, net	13,020	13,287	13,571	13,787	14,081
Accrued interest and other receivables	9,607	11,311	11,077	11,916	10,727
Computer software, net of amortization	—	—	18,881	17,205	15,691
Bank owned life insurance	39,809	39,507	39,203	38,901	38,609
Other assets	40,777	43,281	32,945	41,200	39,182
Total Assets	$2,222,845	$2,228,098	$2,224,599	$2,093,746	$2,070,015
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$345,319	$324,307	$347,575	$314,636	$348,945
Interest-bearing demand deposits	106,033	139,780	197,527	179,513	165,331
Savings and NOW deposits	124,049	64,337	61,893	60,867	46,036
Money market deposits	511,925	560,082	451,936	476,396	446,903
Time deposits	820,999	819,288	834,738	723,951	725,520
Total deposits	1,908,325	1,907,794	1,893,669	1,755,363	1,732,735
Subordinated debt, net	72,138	73,039	72,940	72,841	72,741
Other liabilities	32,764	39,274	31,939	40,827	41,418
Total Liabilities	2,013,227	2,020,107	1,998,548	1,869,031	1,846,894
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,810	29,466	29,463	29,452	29,514
Capital surplus	67,612	67,823	67,083	66,392	65,940
Retained earnings	92,305	91,150	108,616	109,651	108,334
Accumulated other comprehensive loss	(7,372)	(7,711)	(6,374)	(8,043)	(7,930)
Total Stockholders’ Equity	209,618	207,991	226,051	224,715	223,121
Total Liabilities and Stockholders’ Equity	$2,222,845	$2,228,098	$2,224,599	$2,093,746	$2,070,015

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS) INFORMATION

(In thousands, except share and per share data)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
INTEREST INCOME:
Interest and fees on loans	$31,111	$31,323	$31,615	$31,655	$30,582
Interest on investment securities
Taxable securities	420	431	397	430	435
Tax-exempt securities	263	262	294	268	270
Interest on interest-bearing deposits at other financial institutions	946	2,826	1,041	806	889
Interest on federal funds sold	223	277	244	277	293
Total interest income	32,963	35,119	33,591	33,436	32,469
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	1,048	2,612	2,117	2,118	1,814
Interest on savings and NOW deposits	221	201	206	190	157
Interest on money market deposits	5,276	5,475	5,277	5,542	5,092
Interest on time deposits	9,031	10,003	9,543	9,010	8,808
Interest on federal funds purchased	65	—	277	191	107
Interest on Federal Home Loan Bank advances	—	—	—	—	46
Interest on subordinated debt	812	787	828	820	820
Total interest expense	16,453	19,078	18,248	17,871	16,844
Net interest income	16,510	16,041	15,343	15,565	15,625
Provision for (recovery of) credit losses	—	3,407	2,913	638	(195)
Net interest income after provision for (recovery of) credit losses	16,510	12,634	12,430	14,927	15,820
NON-INTEREST INCOME:
Deposit account service charges	530	481	557	490	469
Bank owned life insurance income	302	304	302	291	292
Gain on retirement of subordinated debt	60	—	—	—	—
Net loss on securities called or matured	—	—	—	(48)	—
Other non-interest income	47	22	27	31	35
Total non-interest income	939	807	886	764	796
NON-INTEREST EXPENSES:
Salaries and employee benefits	8,385	8,253	7,250	7,484	7,488
Furniture and equipment expenses	1,016	830	931	940	935
Advertising and marketing	481	600	579	566	454
Occupancy expenses	396	358	407	415	435
Outside services	1,173	1,168	845	839	774
Administrative expenses	229	243	215	229	242
Computer software intangible impairment	—	19,721	—	—	—
Other operating expenses	2,634	3,258	2,992	2,362	2,153
Total non-interest expenses	14,314	34,431	13,219	12,835	12,481
Income (loss) before income tax expense (benefit)	3,135	(20,990)	97	2,856	4,135
Income tax expense (benefit)	682	(4,823)	(168)	238	830
Net income (loss)	2,453	(16,167)	265	2,618	3,305
Preferred stock dividends	539	539	539	539	539
Net income (loss) available to common shareholders	$1,914	$(16,706)	$(274)	$2,079	$2,766
Earnings (loss) per common share, basic and diluted	$0.25	$(2.20)	$(0.04)	$0.27	$0.36
Weighted average number of common shares, basic and diluted	7,636,191	7,603,318	7,601,925	7,608,389	7,611,990

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	March 31, 2025		December 31, 2024		March 31, 2024		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$344,742	18.8%	$393,385	21.4%	$408,903	23.4%	-12.4%	-15.7%
Residential real estate loans	450,728	24.6%	439,481	23.9%	451,991	25.8%	2.6%	-0.3%
Commercial real estate loans	933,947	50.9%	895,743	48.8%	813,387	46.5%	4.3%	14.8%
Commercial and industrial loans	105,180	5.6%	104,815	5.7%	71,822	4.1%	0.3%	46.4%
Consumer loans	1,331	0.1%	1,574	0.2%	2,902	0.2%	-15.4%	-54.1%
Total Gross Loans	$1,835,928	100.0%	$1,834,998	100.0%	$1,749,005	100.0%	0.1%	5.0%
Less: Allowance for credit losses	(19,460)		(19,450)		(16,531)
Net deferred loan fees	(4,679)		(4,992)		(5,364)
Net Loans	$1,811,789		$1,810,556		$1,727,110
DEPOSITS:
Non-interest bearing deposits	$345,319	18.1%	$324,307	17.0%	$348,945	20.1%	6.5%	-1.0%
Interest-bearing deposits:
Demand deposits	106,033	5.6%	139,780	7.3%	165,331	9.5%	-24.1%	-35.9%
Savings and NOW deposits	124,049	6.5%	64,337	3.4%	46,036	2.7%	92.8%	169.5%
Money market deposits	511,925	26.8%	560,082	29.4%	446,903	25.8%	-8.6%	14.5%
Certificates of deposit $250,000 or more	541,772	28.4%	535,676	28.1%	467,892	27.0%	1.1%	15.8%
Certificates of deposit less than $250,000	279,227	14.6%	283,612	14.8%	257,628	14.9%	-1.5%	8.4%
Total Deposits	$1,908,325	100.0%	$1,907,794	100.0%	$1,732,735	100.0%	0.0%	10.1%
BORROWINGS:
Subordinated debt, net	72,138	100.0%	73,039	100.0%	72,741	100.0%	-1.2%	-0.8%
Total Borrowings	$72,138	100.0%	$73,039	100.0%	$72,741		-1.2%	-0.8%
Total Deposits and Borrowings	$1,980,463		$1,980,833		$1,805,476		0.0%	9.7%

Core customer funding sources (1)	$1,330,390	67.2%	$1,439,657	72.7%	$1,312,746	72.7%	-7.6%	1.3%
Brokered and listing service sources (2)	577,935	29.2%	468,137	23.6%	419,989	23.3%	23.5%	37.6%
Subordinated debt, net (3)	72,138	3.6%	73,039	3.7%	72,741	4.0%	-1.2%	-0.8%
Total Funding Sources	$1,980,463	100.0%	$1,980,833	100.0%	$1,805,476	100.0%	0.0%	9.7%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $87.8 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of March 31, 2025.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended March 31, 2025			For the three months ended March 31, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,838,358	$31,111	6.86%	$1,728,761	$30,582	7.10%
Securities:
Taxable	53,143	420	3.21%	56,001	435	3.12%
Tax-exempt	35,200	333	3.84%	37,420	342	3.66%
Interest-bearing deposits at other financial institutions	86,715	946	4.42%	66,253	889	5.38%
Federal funds sold	24,975	223	3.62%	25,740	293	4.57%
Total interest-earning assets	$2,038,391	$33,033	6.57%	$1,914,175	$32,541	6.82%
Other assets	117,070			123,294
Total assets	$2,155,461			$2,037,469
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$111,413	$1,048	3.81%	$146,248	$1,814	4.98%
Savings and NOW deposits	67,851	221	1.32%	44,219	157	1.42%
Money market deposits	537,733	5,276	3.98%	433,654	5,092	4.71%
Time deposits	798,007	9,031	4.59%	710,019	8,808	4.98%
Total interest-bearing deposits	$1,515,004	$15,576	4.17%	$1,334,140	$15,871	4.77%
Federal funds purchased	5,610	65	4.70%	7,476	107	5.74%
FHLB advances	—	—	—	3,297	46	5.60%
Subordinated debt, net	73,043	812	4.51%	72,703	820	4.52%
Total interest-bearing liabilities	$1,593,657	$16,453	4.19%	$1,417,616	$16,844	4.77%
Demand deposits and other liabilities	353,711			397,753
Total liabilities	$1,947,368			$1,815,369
Stockholders’ Equity	208,093			222,100
Total Liabilities and Stockholders’ Equity	$2,155,461			$2,037,469
Interest Rate Spread			2.38%			2.05%
Net Interest Income		$16,580			$15,697
Net Interest Margin			3.30%			3.29%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except share and per share data)

	At or For the Three Months Ended
	March 31,
	2025	2024
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.25	$0.36
Book value per common share	$23.67	$25.72
Tangible book value per common share(2)	$23.67	$23.66
Weighted average common shares (basic and diluted)	7,636,191	7,611,990
Common shares outstanding at end of period	7,703,197	7,614,090
Performance Ratios
Return on average assets (annualized)	0.46%	0.65%
Return on average equity (annualized)	4.78%	5.97%
Return on average common equity (annualized)	5.50%	6.80%
Yield on earning assets (FTE) (2) (annualized)	6.57%	6.82%
Cost of interest bearing liabilities (annualized)	4.19%	4.77%
Net interest spread (FTE)(2) (annualized)	2.38%	2.05%
Net interest margin (FTE)(2) (annualized)	3.30%	3.29%
Non-interest income as a percentage of average assets (annualized)	0.18%	0.16%
Non-interest expense to average assets (annualized)	2.69%	2.46%
Efficiency ratio(3)	82.03%	76.01%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,450	$16,506
Add: recoveries	10	2
Less: charge-offs	—	(141)
Add: provision for credit losses - loans	—	164
Ending balance, ACL - loans	$19,460	$16,531

Beginning balance, reserve for unfunded commitment (RUC)	$287	$1,009
Add: recovery of unfunded commitments, net	—	(359)
Ending balance, RUC	$287	$650
Total allowance for credit losses	$19,747	$17,181

Allowance for credit losses on loans to total gross loans	1.06%	0.95%
Allowance for credit losses on loans to non-performing loans	89.82%	1.78X
Net charge-offs to average gross loans (annualized)	0.00%	0.03%
Concentration Ratios
Commercial real estate loans to total capital (4)	388.24%	364.65%
Construction loans to total capital (5)	115.56%	130.06%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	2.19%	0.22%
Loans 90 days past due and accruing to total gross loans	0.00%	0.51%
Non-accrual loans to total gross loans	1.18%	0.53%
Other real estate owned	$—	$—
Non-performing loans	$21,665	$9,263
Non-performing assets to total assets	0.97%	0.45%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.83%	17.05%
Tier 1 risk-based capital ratio	14.78%	16.12%
Leverage ratio	12.90%	14.54%
Common equity tier 1 ratio	14.78%	16.12%
Other information
Common shares closing stock price	$16.72	$18.16
Tangible equity / tangible assets (2)	9.43%	10.10%
Average tangible equity / average tangible assets (2)	9.65%	10.24%
Number of full time equivalent employees	182	191
Number of full service branch offices	6	6

(1)	Regulatory capital ratios as of March 31, 2025 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended March 31,
	2025	2024
Net interest margin (FTE)
Net interest income (GAAP)	$16,510	$15,625
FTE adjustment on tax-exempt securities	70	72
Net interest income (FTE) (non-GAAP)	16,580	15,697

Average interest earning assets	2,038,391	1,914,175
Net interest margin (GAAP)	3.28%	3.27%
Net interest margin (FTE) (non-GAAP)	3.30%	3.29%

	For the three months ended March 31,
	2025	2024
Yield on earning assets (FTE)
Total interest income (GAAP)	$32,963	$32,469
FTE adjustment on tax-exempt securities	70	72
Total interest income (FTE) (non-GAAP)	33,033	32,541

Average interest earning assets	2,038,391	1,914,175
Yield on earning assets (GAAP)	6.56%	6.80%
Yield on earning assets (FTE) (non-GAAP)	6.57%	6.82%

	For the three months ended March 31,
	2025	2024
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.56%	6.80%
Yield on earning assets (FTE) (non-GAAP)	6.57%	6.82%

Yield on interest-bearing liabilities (GAAP)	4.19%	4.77%
Net interest spread (GAAP)	2.37%	2.03%
Net interest spread (FTE) (non-GAAP)	2.38%	2.05%

	As of March 31,
	2025	2024
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$209,618	$223,121
Less: intangible assets	—	(15,691)
Tangible stockholders' equity (non-GAAP)	209,618	207,430
Less: preferred stock	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	182,355	180,167

Common shares outstanding	7,703,197	7,614,090
Tangible book value per common share (non-GAAP)	$23.67	$23.66

	As of March 31,
	2025	2024
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$209,618	$223,121
Less: intangible assets	—	(15,691)
Total tangible stockholders equity (non-GAAP)	209,618	207,430

	As of March 31,
	2025	2024
Total tangible assets
Total assets (GAAP)	$2,222,845	$2,070,015
Less: intangible assets	—	(15,691)
Total tangible assets (non-GAAP)	2,222,845	2,054,324

	For the three months ended March 31,
	2025	2024
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$208,093	$222,100
Less: average intangible assets	—	(15,078)
Total average tangible stockholders' equity (non-GAAP)	208,093	207,022

	For the three months ended March 31,
	2025	2024
Average tangible assets
Total average assets (GAAP)	$2,155,461	$2,037,469
Less: average intangible assets	—	(15,078)
Total average tangible assets (non-GAAP)	2,155,461	2,022,391